UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2012

Lattice Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	000-10690	22-2011859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 N. Park Drive Pennsauken, NJ	08109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 910-1166

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountants

(a)	Prior independent registered public accounting firm.

On January 23, 2012, the Board of Directors of Lattice Incorporated (the “Company”) approved the dismissal of Acquavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) as the Company’s independent registered public accounting firm.  ACSB was initially engaged by the Company on January 6, 2010, for the years ended December 31, 2009 and 2010.

ACSB’s report on the Company’s consolidated financial statements for the years ended December 31, 2010 and 2009 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s going concern due to a deficit in working capital to meet its current liabilities.  Other than the foregoing, the report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year and the subsequent interim period preceding its dismissal, there were:

(i)
no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACSB, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)	no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ACSB with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested ACSB furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above.  A copy of ACSB’s letter dated February 23, 2012 is attached as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm.

On January 18, 2012, the Board approved the engagement of Rosenberg Rich Baker Berman & Company (“RRBB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behave consulted with RRBB regarding either:

(i)
the application of accounting principles to a specified transaction, either completed or proposed, or the type audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that RRBB concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

In approving the selection of RRBB as the Company’s independent registered public accounting firm, the Board considered any services previously provided by RRBB and concluded that such services would not adversely affect the independence of RRBB.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from ACSB dated February 23, 2012 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2012

LATTICE INCORPORATED

By:	/s/ Joe Noto
Name:	Joe Noto
Title:	Chief Financial Officer